UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 2, 2025

UTG INC
(Exact Name of Registrant as Specified in Its Charter)

000-16867
(Commission File Number)

Delaware	20-2907892
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

205 NORTH DEPOT STREET
STANFORD, Kentucky 40484
(Address of principal executive offices, including zip code)

(217) 241-6300
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the annual shareholders’ meeting of UTG, Inc., held June 27, 2025, the shareholders approved a stock option plan as recommended by the Board of Directors in their March meeting held on March 26, 2025.  The UTG, Inc. 2025 Stock Option Plan is now ready for option shares to be granted.  Documents related to the 2025 Stock Option Plan are included in this filing as an exhibit.

Exhibits:

Exhibit 10.1:
Form of Stock Option Grant Notice, including 2025 Stock Option Plan and the Notice of Exercise.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UTG, INC.

Date:	September 2, 2025	By:	/s/ Theodore C. Miller
Theodore C. Miller
Senior Vice President and Chief Financial Officer